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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                  ----------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)May 24, 1996


                          VION PHARMACEUTICALS, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



       Delaware                     0-26534                   13-3671221
- ----------------------------      ------------             -------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
    of Incorporation)             File Number)             Identification No.)




4 Science Park, New Haven, Connecticut                                   06511
- ------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)



       Registrant's telephone number, including area code (203) 498-4210


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Item 5.  Other Events.

Vion Pharmaceuticals, Inc. issued the press release set forth in
Exhibit 99.1 on May 24, 1996 and issued the press release set forth in Exhibit 99.2 on June 4, 1996.



Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits.

         (c)   Exhibits.

Exhibit No.       Exhibit Description

         4.1      Certificate of Rights,
                    Designations and Preferences of Class A
                    Convertible Preferred Stock

         99.1     Press Release dated May 24, 1996

         99.2     Press Release dated June 4, 1996



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VION PHARMACEUTICALS, INC.



                                       By:/s/ Thomas E. Klein
                                          ----------------------------
                                          Thomas E. Klein
                                          Vice President - Finance and
                                           Chief Financial Officer



Date:  June 28, 1996